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Keystone Capital Preservation and Income Fund
Seeks a high level of current income consistent with low volatility of principal.


Dear Shareholder:

We are writing to report on the activities of Keystone Capital Preservation and Income Fund for the twelve-month period which ended September 30, l995.

   Class A shares commenced investment operations on December 30, 1994 with the merger of Keystone Capital Preservation and Income Fund and Keystone Capital Preservation and Income Fund-II. As a result, the performance of Class A shares is for the nine-month life of the Class through the Fund's fiscal period end on September 30, 1995.

Performance

Class A shares returned 6.36% for the nine-month period which ended September 30, l995.

   Class B shares returned 5.81% for the twelve-month period which ended September 30, l995.

   Class C shares returned 5.93% for the twelve-month period which ended September 30, l995.

   The six-month U.S. Treasury bill, a benchmark for short-term income-oriented obligations, returned 4.93% for the nine-month period and 6.17% for the twelve-month period which ended September 30, 1995.

   We were pleased with the solid performance of Keystone Capital
Preservation and Income Fund during the period as it provided a steadily higher income with minimal price changes. Your Fund's performance was recently recognized by Morningstar which assigned your Fund ****--its second highest rating--for your Fund's risk-adjusted performance among 1256 bond funds as of September 30, 1995.(1)

   Overall, interest rates and your Fund's yield rose during the fiscal year. Within this period, rates rose sharply in the last three months of 1994 and then trended down in 1995. This was a generally favorable environment for your Fund and its investments in adjustable-rate mortgage securities (ARMS). During this period, your Fund outperformed many short-term income-producing investments.

Maintaining Our Conservative Stance

As part of our conservative strategy in managing the Fund, we consider a number of factors when selecting securities for the portfolio. These include the direction of interest rates, the timing of mortgage rate adjustments, and the geographical diversification of the underlying mortgages. We believe our careful analysis of each security is crucial to seeking the Fund's objective of providing income and limited share price fluctuations.

High Quality and No Derivatives

Throughout the period, we remained committed to high quality investments. The portfolio's U.S. government and agency holdings are considered the highest quality, and equivalent to AAA-rated bonds. In addition, the portfolio continued to be free of derivative securities.

---------------
(1) Source: Morningstar, Inc. Morningstar's proprietary ratings reflect historical risk-adjusted performance as of September 30, 1995. Ratings are subject to change monthly. They are calculated based on the Fund's 3-, 5- and 10-year average annual return in excess or below the 90-day Treasury bill return. Ratings are not adjusted for sales charges, but are adjusted for other fees. The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. In the bond category, the Fund received a 4 star rating for the 3-year period. There is no 5- or 10-year rating because the fund was founded less than 5 years ago. There were 700 funds in the 3-year, 420 funds in the 5-year, and 136 funds listed in the 10-year taxable bond category.

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Keystone Capital Preservation and Income Fund


Our Outlook

Over the next several months we believe that economic growth will continue to slow, giving way to flat or declining interest rates. We think this should be a relatively stable environment for your Fund. Going forward, we expect ARMS will continue to be the primary investment for your Fund. We believe their attractive income, price stability and liquidity should be an important component to your Fund's conservative income approach.

   We appreciate your continued support of Keystone Capital Preservation and Income Fund. If you have any questions or comments about your Fund, we encourage you to write to us.

Sincerely,

/S/Albert H. Elfner, III                     /S/George S. Bissell

Albert H. Elfner, III                        George S. Bissell
Chairman and President                       Chairman of the Board
Keystone Investments, Inc.                   Keystone Funds

November 1995

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                               A Discussion With
                               Your Fund Manager

            Christopher P. Conkey is portfolio manager of Keystone
            Capital Preservation and Income Fund. Mr. Conkey is a
          senior vice president and leads Keystone's high grade bond group. A Chartered Financial Analyst, he has 12 years
         of experience managing fixed-income investments. Mr. Conkey holds a BA in economics from Clark University
                and an MBA in finance from Boston University.

Q What was the environment like during the twelve-month period?

A The market environment improved significantly during the period. In the final quarter of l994, economic growth was strong and the Federal Reserve Board (the Fed) maintained its policy of raising short-term interest rates to keep inflation in check. In l995, the "soft landing" we had expected for the U.S. economy arrived. Economic growth slowed, and interest rates declined. The Fed reacted to these events by decreasing a key short-term interest rate by .25% in July l995.

Q How did changes in interest rates affect income?

A As we anticipated, the Fund's yield increased overall. For example, the yield on Class B shares rose from 3.93% on September 30, 1994 to 5.20% on September 30, l995. When interest rates rise, the rate charged to homeowners with adjustable-rate mortgages also increases. This results in more income for investors who hold adjustable-rate mortgage securities (ARMS). Even when interest rates declined slightly in 1995, the Fund benefited from our ARMS holdings which had already reset to higher rates. ARMS adjust with a lag, and the securities in the portfolio are diversified so that reset dates are spread over the entire year. As a result, the Fund earned a steady stream of income throughout the twelve-month period.

Q Did rising and moderating interest rates affect the Fund's share price?

A The Fund's share price demonstrated excellent price stability. A year ago, the net asset value of Class B shares was $9.62 (9/30/94). At the close of this fiscal year the net asset value was $9.68 (9/30/95). The rate adjusting nature of ARMS can mean changes in income, but more price stability when interest rates move up or down.

Q What was your investment strategy?

A We maintained a conservative approach in managing the Fund. Most of the Fund's assets were invested in ARMS. We focused on nonconvertible one-year ARMS indexed to U.S. Treasury securities. When rates rise, these securities automatically adjust to the new rate, resulting in higher income. Of course, when rates decline, ARMS also adjust to the new lower rate. The type of ARMS we invested in contributed to the stability of the portfolio because they cannot be converted to a fixed rate.

   Because we use a forward-looking approach to managing the Fund, we increased the number of fixed-rate securities from nearly 4% on March 31, 1995 to almost 6% of net assets on September 30, 1995. Should interest rates decline over the next twelve months, as we expect, these securities should provide protection from higher mortgage prepayment rates.

Fund Profile
Objective: Seeks a high level of current income consistent with low volatility of principal primarily from adjustable-rate mortgage securities
(ARMS).
Commencement of investment operations: July 1, 1991
Average maturity: 4 years
Average quality: AAA
Net assets: $85 million
Newspaper listing: CapPre

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Keystone Capital Preservation and Income Fund

(Pie Chart)
Asset Allocation
as of September 30, 1995

Fixed-rate securities                                       (5.7%)
Short-term and net other assets and liabilities             (2.4%)
ARMS                                                        (91.9%)

(as a percent of net assets)


Q Did declining interest rates affect the supply of ARMS?

A New ARMS issuance trended downward. A year ago, adjustable-rate mortgages accounted for between 40% and 50% of all mortgage originations. At the end of the twelve months, only 20% of new mortgages were ARMS. When rates are high, people are more likely to opt for ARMS, because they believe interest rates will decline. When rates are lower, they usually prefer fixed-rate mortgages.

  In addition, if the interest rate difference between adjustable-rate mortgages and fixed-rate mortgages is small, people generally prefer fixed-rate mortgages. This was the case during the twelve-month period. So, the supply of ARMS was low. This was positive for your Fund. As demand for new ARMS increased, and supply declined, the ARMS in the portfolio rose in value.

Q Why are ARMS attractive for conservative income-oriented investors?

A ARMS have historically provided investors with three important benefits: better price stability than fixed-rate bonds during periods of rising and falling rates; greater income than comparable U.S. Treasury obligations; and income that reflects current market rates. In addition, the ARMS we invest in are high quality and issued by the U.S. government or one of its agencies. We believe ARMS funds are suitable for investors who want a liquid investment with price stability and generous income.

Q What is your outlook?

A We expect to see a continuation of the trend we have experienced over the last six months: slow economic growth--but not a recession; moderate inflation; and flat to slightly declining interest rates. We believe this should be a favorable environment for the Fund. Because inflation is relatively low, we believe the Fund's income adjusted for inflation is very attractive.

                                  (diamond)

                      This column is intended to answer
                          questions about your Fund.
       If you have a question you would like answered, please write to:
                          Keystone Investments, Inc.
                  Attn: Manager, Shareholder Communications
                       200 Berkeley Street, 22nd Floor,
                      Boston, Massachusetts 02116-5034.

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Your Fund's Performance

(Mountain Chart)
Growth of an investment in
Keystone Capital Preservation and Income Fund
Class B
In Thousands

Reinvested Distributions
Initial Investment
Total Value: $11,776


       Initial     Reinvested
     Investment   Distributions
7/91    10010        10068
        10040        10161
        10060        10243
        10090        10332
        10100        10400
        10070        10428
        10010        10418
        10010        10469
9/92    9970         10474
        9970         10519
        9980         10571
        10010        10644
        9900         10568
        9900         10608
        9880         10623
        9830         10605
        9800         10608
        9820         10665
        9820         10701
        9890         10813
9/93    9890         10848
        9900         10893
        9890         10916
        9900         10961
        9910
        9920         11046
        9910         11083
        9870         11080
        9870         11111
        9860         11131
        9850         11150
9/94    9800         11128
        9770         11126
        9710         11091
        9690         11102
        9680         11125
        9650         11126
        9620         11129
        9600         11144
        9520         11092
        9510         11124
        9570         11241
        9640         11371
3/95    9660         11448


A $10,000 investment in Keystone Capital Preservation and
Income Fund Class B made on July 1, 1991 with all distributions reinvested was worth $11,776 on September 30, 1995. Past performance is no guarantee of future results.

Twelve-Month Performance                               as of September 30, 1995
===============================================================================
                                 Class A(2)    Class B      Class C
Total returns*                       6.36%       5.81%        5.93%
Net asset value      9/30/94         --         $9.62        $9.60
                    12/30/94        $9.51        --           --
                     9/30/95        $9.68       $9.68        $9.67
Dividends                           $0.43       $0.49        $0.49
Capital gains                       None        None         None

*Before deduction of sales charges.

Historical Record                                      as of September 30, 1995
===============================================================================
Cumulative total returns      Class A(2)        Class B       Class C
1-year
  without sales charge            --             5.81%         5.93%
  with sales charge               --             2.81%         5.93%
Since inception
  without sales charge           6.36%          17.76%         9.93%
  with sales charge              3.17%          17.76%         9.93%
Average Annual Returns
1-year
  without sales charge            --             5.81%         5.93%
  with sales charge               --             2.81%         5.93%
Since inception                  3.17%           3.92%         3.61%

Class A shares were introduced on December 30, 1994. Performance is reported after deducting the maximum front-end sales charge of 3%.

   Class B shares were introduced on July 1, 1991. Performance reflects the deduction of the maximum contingent deferred sales charge of 3% assuming shares were redeemed after the end of the period.

   Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each Class may differ.

   You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

---------------
(2) Performance is from Class A share's commencement of investment operations on December 30, 1994.

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Keystone Capital Preservation and Income Fund

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone
Capital Preservation and Income Fund Class B, 6-month Treasury Bills and the Consumer Price Index.

(Line Chart)
In Thousands             July 1, 1991 through September 30, 1995

    Average Annual Total Return
-----------------------------------
         1 Year      Life of Class
Class A   N/A            3.17%*
Class B   2.81%          3.92%
Class C   5.93%          3.61%

6-month T-Bill      $12,175
Class B             $11,776
CPI                 $11,265

                          6-month       Consumer
             Class B   Treasury Bills  Price Index
                        (6mth-T-Bill)    (CPI)
              10000         10000        10000
9/91          10243         10295        10088
9/92          10623         10727        10390
9/93          11065         11080        10669
9/94          11129         11468        10985
9/95          11776         12175        11265


This chart graphically compares total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Capital Preservation and Income
Fund Class B

The Fund seeks high income and stability of principal primarily from adjustable-rate mortgage securities. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. 6-month U.S. Treasury bill (6-mo. T-bill)

The total return of 6-month Treasury bill is a recognized benchmark for the performance of short-term obligations. U.S. Treasury securities are guaranteed by the full faith and credit of the United States government and may have different performance than the securities your Fund invests in.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

   These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

   This illustration is useful because it charts Fund and index performance over the same time frame and

PAGE 7
-------------------------------------------------------------------------------


over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
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Keystone Capital Preservation and Income Fund

                                 Glossary of
                              Mutual Fund Terms

   MUTUAL FUND--A company which combines the investment money of many people whose financial goals are similar, and invests that money in a variety of securities. A mutual fund allows the smaller investor the benefits of diversification, professional management and constant supervision usually available only to large investors.

   PORTFOLIO MANAGER--An investment professional who is responsible for managing a portfolio's assets prudently and making appropriate investment decisions, such as which securities to buy, hold and sell, based on the investment objectives of the portfolio.

   STOCK--Equity or ownership interest in a corporation, which represents a claim on the corporation's assets and earnings.

   BOND--Security issued by a government or corporation to those from whom it has borrowed money. A bond usually promises to pay interest income to the bondholder at regular intervals and to repay the entire amount borrowed at maturity date.

   CONVERTIBLE SECURITY--A corporate security (usually preferred stock or bonds) that is exchangeable for a set number of another security type (usually common stocks) at a pre-stated price.

   MONEY MARKET FUND--A mutual fund whose assets are invested in a diversified portfolio of short- term securities, including commercial paper, bankers' acceptances, certificates of deposit and other short-term instruments. The fund pays income which can fluctuate daily. Liquidity and safety of principal are primary objectives.

   NET ASSET VALUE (NAV) PER SHARE--The value of one share of a mutual fund. The NAV per share is determined by subtracting a fund's total liabilities from its total assets, and dividing that amount by the number of fund shares outstanding.

   DIVIDEND--A per share distribution of the income earned from the fund's portfolio holdings. When a dividend distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   CAPITAL GAIN--The profit from the sale of securities, less any losses. Capital gains are paid to fund shareholders on a per share basis. When a capital gain distribution is made, the fund's net asset value drops by the amount of the distribution because the distribution is no longer considered part of the fund's assets.

   YIELD--The annualized rate of income as measured against the current net asset value of fund shares.

   TOTAL RETURN--The change in value of a fund investment over a specified period of time, taking into account the change in a fund's market price and the reinvestment of all fund distributions.

   SHORT-TERM--An investment with a maturity of one year or less.

   LONG-TERM--An investment with a maturity of greater than one year.

   AVERAGE MATURITY--The average number of days until the notes, drafts, acceptances, bonds or other debt instruments in a portfolio become due and payable.

   OFFERING PRICE--The offering price of a share of a mutual fund is the price at which the share is sold to the public.

PAGE 9
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SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                    Rate      Date       Amount        Value
===============================================================================================================
ADJUSTABLE RATE MORTGAGE SECURITIES (91.9%)
FHLMC (38.5%)
  FHLMC Pool #605386, Cap 12.890%, Margin 2.114% + CMT,
    Resets Annually                                                7.736%  09/01/17  $ 2,809,768    $ 2,886,587
  FHLMC Pool #605343, Cap 13.604%, Margin 2.125% + CMT,
    Resets Annually                                                7.782   03/01/19    3,547,819      3,645,384
  FHLMC Pool #645062, Cap 14.110%, Margin 2.337% + CMT,
    Resets Annually                                                7.788   05/01/19      252,823        257,326
  FHLMC Pool #785114, Cap 13.280%, Margin 2.125% + CMT,
    Resets Annually                                                8.204   07/01/19      209,845        215,976
  FHLMC Pool #865220, Cap 15.060%, Margin 2.345% + CMT,
    Resets Annually                                                7.785   04/01/20    1,062,056      1,080,217
  FHLMC Pool #785147, Cap 12.783%, Margin 2.015% + CMT,
    Resets Annually                                                7.988   05/01/20       93,813         95,000
  FHLMC Pool #845039, Cap 12.463%, Margin 2.080% + CMT,
    Resets Annually                                                7.612   10/01/21    5,479,396      5,623,230
  FHLMC Pool #606679, Cap 12.052%, Margin 2.159% + CMT,
    Resets Annually                                                7.566   10/01/21    2,098,487      2,154,222
  FHLMC Pool #845049, Cap 12.678%, Margin 2.183% + CMT,
    Resets Annually                                                7.767   11/01/21    1,590,569      1,637,292
  FHLMC Pool #845063, Cap 12.050%, Margin 2.174% + CMT,
    Resets Annually                                                7.750   11/01/21    4,974,545      5,120,673
  FHLMC Pool #845070, Cap 11.924%, Margin 2.127% + CMT,
    Resets Annually                                                7.691   01/01/22    7,088,968      7,323,791
  FHLMC Pool #845082, Cap 12.350%, Margin 1.997% + CMT,
    Resets Annually                                                7.687   03/01/22    2,615,112      2,677,221
---------------------------------------------------------------------------------------------------------------
TOTAL FHLMC                                                                                          32,716,919
===============================================================================================================
FNMA (53.4%)
  FNMA Pool #094564, Cap 15.859%, Margin 1.975% + CMT,
    Resets Annually                                                7.551   01/01/16    3,200,836      3,283,866
  FNMA Pool #092086, Cap 15.445%, Margin 2.075% + CMT,
    Resets Annually                                                8.208   10/01/16    1,248,478      1,276,569
  FNMA Pool #070033, Cap 14.352%, Margin 1.750% + CMT,
    Resets Annually                                                7.335   10/01/17    1,016,146      1,033,929
  FNMA Pool #070119, Cap 12.021%, Margin 2.000% + CMT,
    Resets Annually                                                7.802   11/01/17    4,056,580      4,185,883
  FNMA Pool #062610, Cap 12.750%, Margin 2.125% + CMT,
    Resets Annually                                                8.125   06/01/18      481,151        497,991
  FNMA Pool #090678, Cap 13.136%, Margin 2.177% + CMT,
    Resets Annually                                                7.747   09/01/18    5,693,198      5,883,579

See Notes to Schedule of Investments.                (continued on next page)

PAGE 10
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                   Rate       Date       Amount        Value
===============================================================================================================
FNMA (continued)
  FNMA Pool #124015, Cap 13.307%, Margin 1.817% + CMT,
    Resets Annually                                                7.580%  11/01/18  $ 2,178,811    $ 2,221,363
  FNMA Pool #114714, Cap 12.603%, Margin 1.750% + CMT,
    Resets Annually                                                7.441   03/01/19      427,887        435,507
  FNMA Pool #105007, Cap 13.165%, Margin 2.030% + CMT,
    Resets Annually                                                7.940   07/01/19      393,903        399,568
  FNMA Pool #095405, Cap 13.738%, Margin 2.068% + CMT,
    Resets Annually                                                7.853   12/01/19    2,252,023      2,318,176
  FNMA Pool #102905, Cap 13.071%, Margin 2.000% + CMT,
    Resets Annually                                                8.025   07/01/20    1,127,214      1,155,744
  FNMA Pool #124289, Cap 13.425%, Margin 2.005% + CMT,
    Resets Annually                                                7.696   09/01/21   10,673,033     10,956,509
  FNMA Pool #124204, Cap 13.506%, Margin 2.026% + CMT,
    Resets Annually                                                7.644   01/01/22    2,606,214      2,682,785
  FNMA Pool #238847, Cap 13.334%, Margin 2.317% + CMT,
    Resets Annually                                                8.023   06/01/31    8,775,760      9,082,912
---------------------------------------------------------------------------------------------------------------
TOTAL FNMA                                                                                           45,414,381
===============================================================================================================
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (COST--$78,479,966)                                        78,131,300
===============================================================================================================
FIXED RATE MORTGAGE SECURITIES (3.6%)
FHLMC (1.2%)
  FHLMC CMO, Series 11 Class 11C (Est. Mat. 1997) (b)              9.500   04/15/19       47,275         48,560
  FHLMC CMO, Series 41 Class 41E (Est. Mat. 1996) (b)             10.000   08/15/19      968,164        977,545
---------------------------------------------------------------------------------------------------------------
TOTAL FHLMC                                                                                           1,026,105
===============================================================================================================
FNMA (1.6%)
  FNMA Pool #058442                                               11.000   01/01/18    1,263,837      1,392,445
---------------------------------------------------------------------------------------------------------------
GNMA (0.8%)
  GNMA Pool #265405                                               10.000   03/15/04      142,567        149,828
  GNMA Pool #265615                                               10.000   03/15/04       43,598         45,818
  GNMA Pool #272915                                               10.000   04/15/04       57,335         60,255
  GNMA Pool #185579                                               10.000   05/15/04       46,914         49,304
  GNMA Pool #258327                                               10.000   05/15/04      168,026        176,584
  GNMA Pool #258340                                               10.000   05/15/04      147,770        155,296
---------------------------------------------------------------------------------------------------------------
TOTAL GNMA                                                                                              637,085
===============================================================================================================
TOTAL FIXED RATE MORTGAGE SECURITIES (COST--$3,093,211)                                               3,055,635
===============================================================================================================

See Notes to Schedule of Investments.

PAGE 11
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--September 30, 1995

                                                                 Interest   Maturity      Face        Market
                                                                   Rate       Date       Amount        Value
===============================================================================================================
U.S. GOVERNMENT ISSUES (2.1%)
  U.S. Treasury Notes (Cost--$1,753,555)                           6.000%  08/31/97  $ 1,750,000    $ 1,754,375
---------------------------------------------------------------------------------------------------------------
                                                                                        Maturity
                                                                                         Value
===============================================================================================================
REPURCHASE AGREEMENT (1.4%)
Keystone Joint Repurchase Agreement (Investments in
  repurchase agreements, in a joint trading account,
  purchased 9/29/95) (c) (Cost--$1,223,000)                        6.391   10/02/95    1,223,651      1,223,000
===============================================================================================================
TOTAL INVESTMENTS (COST--$84,549,732) (a)                                                            84,164,310
===============================================================================================================
OTHER ASSETS AND LIABILITIES--NET (1.0%)                                                                881,874
===============================================================================================================
NET ASSETS (100.0%)                                                                                 $85,046,184
===============================================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical to book basis. Gross unrealized appreciation and depreciation of investments, based on identified tax cost at September 30, 1995 are as follows:

Gross unrealized appreciation                 $  76,897
Gross unrealized depreciation                  (462,319)
                                               --------
Net unrealized appreciation (depreciation)    $(385,422)
                                               ========

(b) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected pre-payment rates. Changes in interest rates can cause the estimated maturity to differ from the listed dates. These estimated maturity dates are unaudited.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1995.

Legend of Portfolio Abbreviations:

CMO--Collateralized Mortgage Obligation

CMT--1, 3, or 5 year Constant Maturity Treasury Index

FHLMC--Federal Home Loan Mortgage Corporation

FNMA--Federal National Mortgage Association

GNMA--Government National Mortgage Association

See Notes to Financial Statements.

PAGE 12
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout the period)

                                                         December 30, 1994
                                                         (Date of Initial
                                                        Public Offering) to
                                                        September 30, 1995
=============================================================================
Net asset value beginning of period                          $  9.51
-----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.46
Net realized and unrealized gain (loss) on
  investments                                                   0.14
-----------------------------------------------------------------------------
Total from investment operations                                0.60
-----------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (0.42)
In excess of net investment income                             (0.01)
-----------------------------------------------------------------------------
Total distributions                                            (0.43)
-----------------------------------------------------------------------------
Net asset value end of period                                $  9.68
=============================================================================
Total return (a)                                                6.36%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                                             0.86%(c)(d)
 Net investment income                                          6.37%(d)
Portfolio turnover rate                                           67%
-----------------------------------------------------------------------------
Net assets end of period (thousands)                         $19,293
=============================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 1.27% (annualized) for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995.

(c) "Ratio of total expenses to average net assets" for the period ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, the expense ratio would have been 0.82% (annualized).

(d) Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout the period)

                                                                                         July 1, 1991
                                                                                         (Commencement
                                                                                       of Operations) to
                                                    Year Ended September 30,             September 30,
                                              1995      1994       1993       1992           1991
========================================================================================================
Net asset value beginning of year           $  9.62   $   9.91    $   9.88    $  10.06       $ 10.00
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                          0.52       0.47        0.45        0.58          0.18
Net realized and unrealized gain (loss)
  on investments                               0.03      (0.41)      (0.05)      (0.21)         0.06
--------------------------------------------------------------------------------------------------------
Total from investment operations               0.55       0.06        0.40        0.37          0.24
--------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                         (0.48)     (0.34)      (0.37)      (0.55)        (0.18)
In excess of net investment income            (0.01)     (0.01)          0           0             0
--------------------------------------------------------------------------------------------------------
Total distributions                           (0.49)     (0.35)      (0.37)      (0.55)        (0.18)
--------------------------------------------------------------------------------------------------------
Net asset value end of year                 $  9.68   $   9.62    $   9.91    $   9.88       $ 10.06
========================================================================================================
Total return (a)                               5.81%      0.58%       4.16%       3.71%         2.43%
Ratios/supplemental data
Ratios to average net assets:
  Total expenses (b)                           1.53%(c)   1.50%       1.50%       1.36%         1.19%(d)
  Net investment income                        5.46%      4.05%       4.44%       5.50%         6.42%(d)
Portfolio turnover rate                          67%        34%         60%         41%            2%
--------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)          $62,998    $95,761    $144,725    $186,742       $25,769
========================================================================================================


(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.09%, 1.93%, 1.94%, 2.03%, and 3.19% (annualized) for the years ended September 30, 1995, 1994, 1993, 1992, and the period July 1, 1991 (Commencement of Operations) to September 30, 1991, respectively.

(c) "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.

(d) Annualized.

See Notes to Financial Statements.

PAGE 14
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout the period)

                                                           Year Ended
                                                         September 30,
                                                                            February 1, 1993
                                                                            (Date of Initial
                                                                           Public Offering) to
                                                         1995      1994    September 30, 1993
==============================================================================================
Net asset value beginning of year                       $ 9.60    $ 9.90          $ 9.82
----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                     0.52      0.40            0.23
Net realized and unrealized gain (loss) on
  investment                                              0.04     (0.35)           0.09
----------------------------------------------------------------------------------------------
Total from investment operations                          0.56      0.05            0.32
----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                    (0.48)    (0.34)          (0.24)
In excess of net investment income                       (0.01)    (0.01)              0
----------------------------------------------------------------------------------------------
Total distributions                                      (0.49)    (0.35)          (0.24)
----------------------------------------------------------------------------------------------
Net asset value end of year                             $ 9.67 $    9.60          $ 9.90
==============================================================================================
Total return (a)                                          5.93%     0.48%           3.28%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses (b)                                       1.53%(c)  1.50%           1.50%(d)
 Net investment income                                    5.51%     4.08%           2.91%(d)
Portfolio turnover rate                                     67%       34%             60%
----------------------------------------------------------------------------------------------
Net assets end of year (thousands)                      $2,755    $2,874          $2,077
==============================================================================================

(a) Excluding applicable sales charges.

(b) Figures are net of expense reimbursement by Keystone in connection with the voluntary expense limitation. Before the expense reimbursement, the "Ratio of total expenses to average net assets" would have been 2.08%, 1.94% and 1.67% (annualized) for the years ended September 30, 1995, 1994 and the period February 1, 1993 (Date of Initial Public Offering) to September 30, 1993, respectively.

(c) "Ratio of total expenses to average net assets" for the year ended September 30, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended September 30, 1995, the expense ratio would have been 1.50%.

(d) Annualized.

See Notes to Financial Statements.

PAGE 15
-------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

===================================================================
Assets (Notes 1 and 4):
 Investments at market value (identified
   cost--$84,549,732)                                  $84,164,310
 Cash                                                          851
 Receivable for:
  Principal paydown                                        708,751
  Interest                                                 754,978
  Fund shares sold                                          24,140
 Due from Investment Advisor                                53,272
 Unamortized organization expenses                           3,896
 Prepaid expenses and other assets                           3,734
-------------------------------------------------------------------
   Total assets                                         85,713,932
-------------------------------------------------------------------
Liabilities (Notes 2 and 4):
 Payable for:
  Fund shares redeemed                                     187,990
  Distributions to shareholders                            408,294
 Commissions payable to Principal Underwriter                5,625
 Transfer agent fees payable                                12,781
 Accrued reimbursable expenses                               2,001
 Other accrued expenses                                     51,057
-------------------------------------------------------------------
   Total liabilities                                       667,748
-------------------------------------------------------------------
Net assets                                             $85,046,184
===================================================================
Net assets represented by (Note 1):
 Paid-in capital                                       $92,980,379
 Distributions in excess of net investment income         (415,117)
 Accumulated net realized gain (loss) on
  investments                                           (7,133,656)
 Net unrealized appreciation (depreciation) on
   investments                                            (385,422)
-------------------------------------------------------------------
   Total net assets                                    $85,046,184
-------------------------------------------------------------------
Net Asset Value (Notes 1 and 2):
 Class A Shares
  Net assets of $19,293,209/1,993,700 shares
    outstanding                                              $9.68
  Offering price per share ($9.68/0.97) (based on
    a sales charge of 3.00% of the offering price
    at September 30, 1995)                                     $9.98
 Class B Shares
  Net assets of $62,997,920/6,509,082 shares
    outstanding                                              $9.68
 Class C Shares
  Net assets of $2,755,055/285,040 shares
    outstanding                                              $9.67
===================================================================


STATEMENT OF OPERATIONS
Year Ended September 30, 1995

===================================================================
Investment income (Note 1):
 Interest                                           $ 6,619,373
-------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                       $  605,247
 Transfer agent fees                     177,284
 Accounting, auditing, and legal
   fees                                   50,970
 Custodian fees                           83,965
 Printing                                 22,535
 Distribution Plan expenses              825,370
 Registration fees                        53,531
 Amortization of organization
   expenses                               12,215
 Insurance expenses                        4,906
 Miscellaneous                             9,060
 Reimbursement from investment
   adviser                              (503,005)
-------------------------------------------------------------------
  Total expenses                       1,342,078
 Less: Expenses paid indirectly
   (Note 4)                              (30,773)
-------------------------------------------------------------------
  Net expenses                                        1,311,305
-------------------------------------------------------------------
 Net investment income                                5,308,068
-------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments (Notes 1 and 3):
 Net realized gain (loss) on
   investments                                       (1,162,200)
 Net change in unrealized
   appreciation (depreciation) on
   investments                                        1,169,382
-------------------------------------------------------------------
 Net realized and unrealized gain
   (loss) on investments                                  7,182
-------------------------------------------------------------------
 Net increase (decrease) in net
  assets  resulting from operations                 $ 5,315,250
===================================================================

See Notes to Financial Statements.

PAGE 16
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         Year ended September 30,
                                                                                           1995           1994
===================================================================================================================
Operations (Notes 1 and 3):
  Net investment income                                                               $  5,308,068    $  4,985,154
  Net realized gain (loss) on investments                                               (1,162,200)     (1,149,491)
  Net change in unrealized appreciation (depreciation) on
    investments                                                                          1,169,382      (3,057,603)
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from operations                      5,315,250         778,060
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
  Net investment income:
   Class A Shares                                                                         (909,585)              0
   Class B Shares                                                                       (3,706,229)     (4,106,725)
   Class C Shares                                                                         (143,406)       (110,103)
  In excess of net investment income:
   Class A Shares                                                                          (26,148)              0
   Class B Shares                                                                         (106,543)       (102,697)
   Class C Shares                                                                           (4,122)         (3,081)
-------------------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                                 (4,896,033)     (4,322,606)
-------------------------------------------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Shares issued in connection with acquisition of Keystone America
    Capital Preservation and Income Fund--Class A (Note 5)                              23,825,980               0
  Proceeds from shares sold:
   Class A Shares                                                                          699,481               0
   Class B Shares                                                                       26,668,622       5,381,706
   Class C Shares                                                                        1,440,686       4,231,471
  Payments for shares redeemed:
   Class A Shares                                                                       (6,023,682)              0
   Class B Shares                                                                      (62,204,625)    (53,383,466)
   Class C Shares                                                                       (1,696,123)     (3,402,642)
  Net asset value of shares issued in reinvestment of dividends and distributions:
   Class A Shares                                                                          689,075               0
   Class B Shares                                                                        2,480,740       2,480,644
   Class C Shares                                                                          111,984          69,654
-------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from capital
      share transactions                                                               (14,007,862)    (44,622,633)
-------------------------------------------------------------------------------------------------------------------
    Total increase (decrease) in net assets                                            (13,588,645)    (48,167,179)
-------------------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of year                                                                     98,634,829     146,802,008
-------------------------------------------------------------------------------------------------------------------
  End of year [including distributions in excess of net investment income as follows: September 30, 1995--($415,117), September
    30, 1994--($327,922)] (Note 1)                                                    $ 85,046,184    $ 98,634,829
===================================================================================================================

See Notes to Financial Statements.

PAGE 17
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Capital Preservation and Income Fund (formerly Keystone America Capital Preservation and Income Fund II) (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Advisor and Manager. The Fund was organized on December 19, 1990 and had no operations prior to July 1, 1991. It is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company.

The Fund currently offers three classes of shares. Class A shares are sold subject to a maximum sales charge of 3.00% of the amount invested payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption which decreases depending on when the shares were purchased and how long the shares have been held. Class C shares are sold subject to a contingent deferred sales charge payable upon redemption within one year after purchase, and are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the Fund's principal underwriter.

Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer agent.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. U.S. Government agency securities and certificates are traded in the over-the-counter market and are valued at the mean of bid and asked prices at the time of valuation. Short-term investments which are purchased with maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market. All other securities for which market quotations are readily available are valued at current market value. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred.

B. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded by the Fund at the close of business on the ex-dividend date.

PAGE 18
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund

C. The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income or excise tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code. Any distribution which is declared before December 31 and paid before the next February 1 will be taxable to the shareholder in the year declared.

D. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

E. Organization expenses are being amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares are redeemed by any holder thereof during the five year amortization period, redemption proceeds will be reduced by any amortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

F. The Fund intends to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly and to declare and distribute all net realized long-term capital gains, if any, to shareholders annually.

   Distributions are determined in accordance with income tax regulations. Distributions from taxable net investment income and net capital gains can exceed book basis net investment income and net capital gains.

   Differences between book basis net investment income available for distribution and tax basis net investment income available for distribution are primarily attributable to differences in the treatment of paydown gains and losses.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Fund were as follows:

PAGE 19
-------------------------------------------------------------------------------

                                          Class A Shares
                                        December 30, 1994
                                (Date of Initial Public Offering)
                                      to September 30, 1995
------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Keystone America
  Capital Preservation
  and Income Fund
  (Note 5)                                  2,506,041
Shares sold                                    72,460
Shares redeemed                              (656,221)
Shares issued in
  reinvestment of
  dividends and
  distributions                                71,420
------------------------------------------------------------------------
Net increase
  (decrease)                                1,993,700
========================================================================

                                Class B Shares
                          --------------------------
                           Year Ended September 30,
                             1995           1994
----------------------------------------------------
Shares sold                2,758,618        549,945
Shares redeemed           (6,464,191)    (5,448,882)
Shares issued in
  reinvestment of
  dividends and
  distributions              257,649        253,073
----------------------------------------------------
Net increase
  (decrease)              (3,447,924)    (4,645,864)
====================================================

                              Class C Shares
                          ----------------------
                         Year Ended September 30,
                            1995         1994
------------------------------------------------
Shares sold                150,700      432,197
Shares redeemed           (176,498)    (349,958)
Shares issued in
  reinvestment of
  dividends and
  distributions             11,638        7,141
------------------------------------------------
Net increase
  (decrease)               (14,160)      89,380
================================================

    The Fund bears some of the costs of selling its shares under a Distribution Plan adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

   The Class A Distribution Plan provides for payments which are currently limited to 0.25% annually of the average daily net asset value of Class A shares to pay expenses for the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by the such others and remaining outstanding on the Fund's books for specified periods.

   The Class B Distribution Plan provides for payment at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses for the distribution of Class B shares. Amounts paid by the Fund under the Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 2.75% of the value of each share sold plus the first year's service in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of a Class B share, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others and remaining outstanding on the Fund's books for specified periods. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased after June 1, 1995 at rates ranging from a maximum of 3% of amounts redeemed during the first 12 months following the date of purchase to 1% of amounts redeemed during the fourth twelve month period following the date of purchase. Class B shares purchased on or after June 1, 1995 that have been outstanding for 8 years following the month of pur-

PAGE 20
-------------------------------------------------------------------------------
Keystone Capital Preservation and Income Fund


chase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 will retain their existing conversion rights.

   The Class C Distribution Plan provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses for the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold, plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase the dealer or other party will receive a commission at an annual rate of 0.75% (subject to applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.) ("NASD Rule") plus service fees at an annual rate of 0.25%, respectively, of the average net asset value of each Class C share maintained by such others and remaining outstanding on the books of the Fund for specified periods.

   Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Independent Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plan was in effect.

   During the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, the Fund paid or accrued to KIDC $34,962 under its Class A Distribution Plan. During the year ended September 30, 1995, the Fund paid or accrued to KIDC $759,804 for Class B shares sold prior to June 1, 1995 and $1,553 for Class B shares sold on or after June 1, 1995. During the year ended September 30, 1995, the Fund paid or accrued $29,051 under its Class C Distribution Plan. These amounts represent 0.22% (annualized), 1.00% and 1.00%, respectively, of the average daily net assets of Class A, B and C.

   Under the NASD Rule, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans are $8,487,962 for Class B shares purchased prior to June 1, 1995 and $42,766 for Class B shares purchased on or after June 1, 1995 and $380,401 for Class C shares. These amounts represent 13.54% and 13.81% of the net assets of Classes B and C, respectively, as of September 30, 1995.

(3.) Securities Transactions

As of September 30, 1995 the Fund had a capital loss carryover for federal income tax purposes of approximately $6,867,000 which expires as follows:
$59,000 in 1999, $34,000 in 2000, $5,935,000 in 2001, $197,000 in 2002, and
$642,000 in 2003.

   Purchases and sales of investment securities (including proceeds received at maturity) for the year ended September 30, 1995 were as follows:

                           Cost of        Proceeds
                          Purchases      From Sales
----------------------------------------------------
Portfolio securities    $ 60,428,326    $ 73,066,544
Short-term
  investments            487,450,000     487,848,000
----------------------------------------------------
                        $547,878,326    $560,914,544
====================================================

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provided investment advisory and management services to the Fund for the year ended September 30,

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1995. In return, Keystone was paid a management fee computed and payable daily calculated at a rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund. During the year ended September 30, 1995 the Fund paid or accrued to Keystone investment management and advisory services fees of $605,247, which represented 0.64% of the Fund's average net assets.

   During the year ended September 30, 1995, the Fund paid or accrued to KII $17,744 as reimbursement for the cost of certain accounting and printing services provided to the Fund and $177,284 was paid or accrued to KIRC for transfer agent fees.

   The Fund is subject to certain state annual expense limits, the most restrictive of which is as follows: 2.5% of the first $30 million of Fund assets, 2.0% of the next $70 million of Fund assets, and 1.5% of Fund assets over $100 million.

   Keystone voluntarily agreed to reimburse all expenses incurred by the Fund in excess of certain expense limitations. In accordance with this voluntary expense limitation, Keystone reimbursed the Fund $65,140 for Class A Shares for the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995. For the year ended September 30, 1995 Keystone reimbursed the Fund $421,990 and $15,875 for Class B Shares and Class C Shares, respectively. Keystone does not intend to seek repayment for these amounts.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1995, the Fund paid custody fees in the amount of $53,192 and received a credit of $30,773 pursuant to the expense offset arrangement, resulting in a total expense of $83,965. The assets deposited with the custodian under this expense offset arrangement could have been invested in an income- producing asset.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund. Currently, the Independent Trustees of the Fund receive no compensation for their services.

(5.) Fund Reorganization

On December 30, 1994, the Fund acquired the net assets of Keystone America Capital Preservation and Income Fund in exchange for Class A Shares of the Fund pursuant to a plan of reorganization approved by the shareholders of Keystone America Capital Preservation and Income Fund on December 30, 1994. The acquisition was accomplished by a tax-free exchange of 2,506,041 shares of the Fund for the net assets of Keystone America Capital Preservation and Income Fund. The net assets of Keystone America Capital Preservation and Income Fund on that date including $301,751 of unrealized depreciation on investments, were combined with the Fund. The aggregate net assets of the Fund and Keystone America Capital Preservation and Income Fund immediately before the acquisition were $91,920,877 and $23,825,980, respectively. The net assets of the Fund immediately after the acquisition was $115,746,857.

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Keystone Capital Preservation and Income Fund


INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Capital Preservation and Income Fund

We have audited the accompanying statement of assets and liabilities of Keystone Capital Preservation and Income Fund (formerly Keystone America Capital Preservation and Income Fund II) including the schedule of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the period from December 30, 1994 (Date of Initial Public Offering) to September 30, 1995 for Class A Shares, for each of the years in the four-year period then ended and the period from July 1, 1991 (Commencement of Operations) to September 30, 1991 for Class B Shares and for each of the years in the two-year period then ended and the period from February 1, 1993 (Date of Initial Public Offering) to September 30, 1993 for Class C Shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Capital Preservation and Income Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
October 27, 1995

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FEDERAL TAX STATUS--Fiscal 1995 Distributions (Unaudited)

   During the period December 30, 1994 (Date of Initial Public Offering) to September 30, 1995, dividends of $0.43 per share were paid or are payable to shareholders of Class A. During the fiscal year ended September 30, 1995, dividends of $0.49 per share were paid or are payable to shareholders of Class B and Class C shares. These dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and none are eligible for the corporate dividends received deduction. In January 1996, we will send you information on the distributions paid during the calendar year to help you in completing your federal tax return.

[BACK COVER]
                                KEYSTONE AMERICA
                                FAMILY OF FUNDS
                                   [diamond]
                      Capital Preservation and Income Fund
                           Government Securities Fund
                          Intermediate Term Bond Fund
                             Strategic Income Fund
                                World Bond Fund
                              Tax Free Income Fund
                        California Insured Tax Free Fund
                             Florida Tax Free Fund
                          Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                           Pennsylvania Tax Free Fund
                              Texas Tax Free Fund
                             Fund for Total Return
                           Global Opportunities Fund
                      Hartwell Emerging Growth Fund, Inc.
                              Hartwell Growth Fund
                                  Omega Fund
                              Fund of the Americas
                           Strategic Development Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone at 1-800-343-2898.


[Keystone Logo] KEYSTONE INVESTMENTS
P.O. Box 2121
Boston, Massachusetts 02106-2121

CPI-AR-11/95
6M                                                          ["Recycled" symbol]


[FRONT COVER]

KEYSTONE
[Photo]

CAPITAL PRESERVATION AND INCOME FUND


[Keystone logo]


ANNUAL REPORT
SEPTEMBER 30, 1995